UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 25, 2018

Spirits Time international, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-151300

20-3455830

(Commission File Number)

(IRS Employer ID No.)

1661 Lakeview Circle, Ogden, UT 84403

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (801) 399-3632

Sears Oil and Gas Corporation

(Former Name or Former Address, if Changed Since Last Report) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company o

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  o

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Articles of Incorporation (including Name Change)

Effective  October 22, 2018, the Company changed its named from Sears Oil and Gas Corporation to Spirits Time International, Inc.   The name change was effected by the filing of Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada on October 22, 2018.  Our Articles of Incorporation were amended as a result of the approval of our Board of Directors and by the approval of our stockholders owning 6,561,553 shares of our common stock of the 6,681,005 shares issued and outstanding (98% approval).  On October 25, 2018, FINRA notified us that it has received the necessary information to process our name change in the trading market.  Our filing was made to FINRA pursuant to FINRA Rule 6490.

The Daily List Announcement Date for our name change will be October 26, 2018.

Trading of our common stock under our new name will commence on October 29, 2018.

In addition to the change of the Company’s name, the Amended and Restated Articles of Incorporation were amended to:

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To increase the number of shares of common stock authorized from 100,0000,000 to 140,000,000;

•

To authorize a class of preferred stock consisting of 20,000,000 shares of $0.001 par value preferred stock issuable in such series and with such characteristics as determined appropriate by the Board of Directors;

•

To add the following provisions:

o

Article V – Management Matters added

o

Article VI – Stockholder Action added

o

Article VII – Bylaw provision added

o

Article VIII – Board of Directors provision added

o

Article IX- Transactions with Stockholders provision added

o

Article X – Limitation of Liability provision added

o

Article XI - Indemnification provision added

o

Article XII – Indemnification Provided in Bylaws provision added

o

Article XIII – Place of Meeting, Corporate Books provision added

o

Article XIV -  Amended to Articles of Incorporation orovision added

o

Article XV -  Exclusive Forum provision added

A copy of the Amended and Restated Articles of Incorporation as filed in the State of Nevada are attached hereto as Exhibit 3.1

Our common stock will continue to be quoted on the OTC Markets Group, Inc.’s Pink tier.  Our common stock will continue to be quoted under the symbol SRSG.

Our new CUSIP number is 84861Y107.

Following the name change, the stock certificates, which reflect our prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent.

Amended and Restated Bylaws

Effective October 9, 2018, our Bylaws were Amended and Restated upon the approval of our Board of Directors.  A copy of the Amended and Restated Bylaws are attached hereto as an Exhibit 3.2

Section 9  - Financial Statements and Exhibits

Item 9.01 - Exhibits

Exhibit No.

Description

3.1

Amended and Restated Articles of Incorporation as filed with the Secretary of State of the State of Nevada on October 22, 2018

3.2

Amended and Restated Bylaws- Dated October 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: October 30, 2018

SPIRITS TIME INTERNATIONAL, INC.

 By: /s/ Mark A. Scharmann____________

Mark A. Scharmann, President

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